FORM 8-K

SECURITIES AND EXCHANBE COMMISSION

WASHINGTON, D.C. 20549

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

10/2/01

Commission File Number 00030074

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APO HEALTH, INC.

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(Exact name of registrant as specified in its charter)

NEVADA (State of Incorporation )

86-0871787  (IRS Employer Identification No.)

3590 Oceanside Road, Oceanside, New York 11575

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(Address of principal executive offices)

(800) 365-2839

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(Registrant's telephone number)

InternetFinancialCorp.com, Inc.

1055 W. Hastings St., Ste 900

Vancouver, British Columbia, Canada

Former fiscal year: April 30

(Former name, former address and former fiscal year,

if changed since last report)

(516) 763-5631

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(Registrant's facsimile, including area code)

                                 ITEMS REPORTED

ITEM 4.

In our 8-K filed on June 29, 2001 we disclosed our Company’s engagement of new independent auditors, Malone & Bailey, PLLC, located at 5444 Westheimer Rd. Ste. 2080, Houston, Texas 77056. Our consolidated balance sheet was audited, as of September 30, 2000, by Malone & Bailey.

Previously, the Company’s independent auditors were Linder & Linder Certified Public Accountants, Dix Hills, New York. Linder & Linder CPAs audited our consolidated balance sheet as of September 20, 1999, and also audited previous consolidated balance sheets for Xetal, Inc.(our former parent company) and Subsidiaries as of September 30, 1997 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the years ended September 30, 1997 and 1996.

On October 2, 2001, the Board of Directors of the Company voted to substitute Linder & Linder CPAs (our former independent auditors) for Malone & Bailey, PLLC. The Chairman of the Board advised that the geographic proximity of Linder & Linder would better serve the Company, and the Board thereafter voted in favor of the substitution.  There were no unresolved issues or disputes between the Company and Malone & Bailey, PLLC prior to this Board resolution Malone & Bailey, PLLC has reviewed this 8-K disclosure, and has no disagreements with it.

Prior to its re-engagement, Linder & Linder CPAs was not consulted by the company with respect to any matter, other than the Company’s request for a billing proposal for audited financial statements at the fiscal year end.

ITEM 5

On August 9, 2001, we amended our Certificate of Incorporation to change our capital structure.  We increased our authorized Common Stock from 25,000,000 shares with a par value of $0.001 to 125,000,000 with a par value of $0.0002 per share.  The certificate of amendment appears as Exhibit 3.4 to this filing.

                                   SIGNATURES

Pursuant of the requirements of the Securities Act of 1934, as amended, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    APO Health, Inc.

                                       (Registrant)

DATE:     10/4/01                   By:   /s/  Jan Stahl

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                                          Jan Stahl, President

Exhibit Index

Exhibit 3.1:       Articles of Incorporation of Dom Caribe, Inc. filed on April 28, 1997 in Nevada.

Exhibit 3.2:       Restated Articles of  Incorporation, changing corporate name to Caribbean Ventures, Inc., filed on  July 15, 1998 with the Nevada Secretary of State.

Exhibit 3.3:        Certificate of Amendment to Articles of Incorporation, changing corporate name to Interfinancialcorp.com, Inc.

Exhibit 3.4:        Certificate of Amendment to Articles of Incorporation, changing corporate name to APO Health, Inc., filed on June 11, 2001 with the Nevada Secretary of State.

Exhibit 16.1:       Former Accountant’s response letter

Exhibit 16.2:       Board Resolution